INCOME TAXES (Details)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Income Taxes Details
Income tax at federal s statutory rate	34.00%	34.00%
Effects of permanate differences	(12.70%)	(11.70%)
Effect of state taxes (net of federal taxes)	4.00%	4.20%
Change in valuation allowance	(25.30%)	(26.50%)
Total	0.00%	0.00%